SUPPLEMENT TO THE PROSPECTUSES

and STATEMENT OF ADDITIONAL INFORMATION

OF

  WELLS FARGO INCOME FUNDS

Wells Fargo Strategic Income Fund

(the “Fund”)

Effective immediately, all references to Ashok Bhatia, CFA in the Fund’s prospectuses and Statement of Additional Information are hereby removed.

May 23, 2017                                                                                                                       IFR057/P1001DS